________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     _______________________________________________________________________
       Date of Report (Date of earliest event reported): December 4, 2000
                                                         (December 5, 2000)
            ______________________________________________________
                              TRUSTCO BANK CORP NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)



               0-10592                                14-1630287
       __________________________          ________________________________
         (Commission File Number)           (IRS Employer Identification No.)

               ___________________________________________________
                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (518) 377-3311

_____________________________________________________________________________

TRUSTCO BANK CORP NY


Item 5.          OTHER EVENTS
-------          ------------
                 A press advisory was issued on December 4, 2000, declaring the Milton Office of Trustco Bank N.A.'s Grand Opening is scheduled to take place Wednesday, December 6 thru Saturday December 23, 2000. Attached is the press advisory labeled as exhibit 99(a).
                 A press release was issued on December 5, 2000 declaring TrustCo Bank Corp NY was ranked 10th best for efficiency ratio among the 500 largest United States Bank Holding Companies in the November 14, 2000 issue of The American Banker. Attached is the press release labeled as exhibit 99(b).

Item 7           (c) Exhibits
------           ------------

                 Reg S-K Exhibit No.    Description
                 -------------------    -----------
                      99(a)             Press  advisory  dated  December 4, 2000
                                        declaring  the Milton  Office of Trustco
                                        Bank N.A.'s Grand  Opening is scheduled
                                        to take place  Wednesday, December 6
                                        thru Saturday, December 23, 2000.

                      99(b) Press release dated December 5, 2000 declaring TrustCo Bank Corp NY was ranked 10th best for efficiency ratio among the 500 largest United States
                                        Bank  Holding  Companies  in the
                                        November  14, 2000 issue of The American
                                        Banker.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: December 5, 2000

                                  TrustCo Bank Corp NY
                                  (Registrant)


                                  By:/s/ Robert T. Cushing
                                     -------------------------
                                      Robert T. Cushing
                                      Vice President and
                                      Chief Financial Officer

                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.        Description                                 Page
__________________         ____________________________            __________
         99(a)             Press advisory dated December 4,              5
                           2000 declaring the Milton Office of
                           Trustco Bank N.A.'s Grand Opening
                           is scheduled to take place Wednesday,
                           December 6 thru Saturday, December
                           23, 2000.

         99(b)             Press release dated December 5, 2000          6
                           declaring TrustCo Bank Corp NY was
                           ranked 10th best for efficiency ratio among the 500 largest United States Bank Holding Companies in the November 14, 2000 issue of The American Banker.

                                                                   Exhibit 99(a)
TRUSTCO
Bank Corp NY                                             News Release
________________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                NASDAQ -- TRST
             Trustco Savings Bank

                  William F. Terry
                  Senior Vice President and Secretary
                  518-381-3611

FOR IMMEDIATE RELEASE:
                                 PRESS ADVISORY
                      TRUSTCO BANK GRAND OPENING IN MILTON

Schenectady, New York  - December 4, 2000

THE MILTON OFFICE OF TRUSTCO BANK N.A.'S GRAND OPENING IS SCHEDULED TO TAKE PLACE WEDNESDAY, DECEMBER 6 THRU SATURDAY, DECEMBER 23, 2000. THE OPENING WILL CONSIST OF A NUMBER OF SPECIALS INCLUDING A PREMIUM RATE CD OFFER WHEN OPENING A NEW CHECKING ACCOUNT, GIVEAWAYS, AND REFRESHMENTS. THERE WILL ALSO BE RAFFLES BEGINNING DECEMBER 9TH FOR A SONY PORTABLE COMPACT DISC PLAYER, ON DECEMBER 16TH FOR A BLACK & Decker THERMAL CARAFE COFFEE MAKER WITH DIGITAL CLOCK AND TIMER, AND THE GRAND PRIZE DRAWING ON DECEMBER 23TH FOR A QUASAR 20 INCH TELEVISION WITH VCR AND REMOTE.

"WE ARE LOOKING FORWARD TO INCREASING OUR PRESENCE WITH ANOTHER BRANCH IN SARATOGA COUNTY." SAID ROBERT A. MCCORMICK, PRESIDENT AND CEO OF TRUSTCO BANK. "TRUSTCO IS TAKING THE OPPORTUNITY TO EXPAND OUR BRANCHES TO OFFER MORE CONVENIENT LOCATIONS AND PERSON-TO-PERSON CUSTOMER SERVICE."

TRUSTCO BANK CORP NY IS A $2.4 BILLION BANK HOLDING COMPANY AND THROUGH ITS TWO SUBSIDIARY BANKS, TRUSTCO BANK, NATIONAL ASSOCIATION AND TRUSTCO SAVINGS BANK, OPERATES 54 OFFICES IN ALBANY, COLUMBIA, GREENE, MONTGOMERY, RENSSELAER, SARATOGA, SCHENECTADY, SCHOHARIE, WARREN, WASHINGTON COUNTIES. IN ADDITION, THE BANK OPERATES A FULL SERVICE TRUST DEPARTMENT THAT HAS $1.37 BILLION OF ASSETS UNDER MANAGEMENT. THE COMMON SHARES OF THE TRUSTCO ARE TRADED ON THE NASDAQ NATIONAL MARKET TIER OF THE NASDAQ STOCK MARKET UNDER THE SYMBOL TRST.

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
                                                                   Exhibit 99(b)
TRUSTCO
Bank Corp NY                                              News Release
________________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311   Fax: (518) 381-3668

Subsidiary:  Trustco Bank                                 NASDAQ -- TRST
             Trustco Savings Bank

                  William F. Terry
                  Senior Vice President and Secretary
                  518-381-3611

FOR IMMEDIATE RELEASE:

                 TRUSTCO BANK CORP NY RANKED 10TH MOST EFFICIENT
                              BANK HOLDING COMPANY

Schenectady, New York - December 5, 2000

     TrustCo Bank Corp NY was ranked 10th best for efficiency ratio among the 500 largest United States Bank Holding Companies in the November 14, 2000 issue of The American Banker. TrustCo's efficiency ratio was 37.95% as of June 30, 2000, improved from 40.53% as of June 30, 1999. The efficiency ratio is an indicator of the cost of operating a company compared to its total income.

     This announcement follows other recent performance recognition for TrustCo, including a ranking of 22nd among 10,000 U. S. based companies in annual growth rate of dividends and 12th best in the country for return on equity.

     TrustCo is a $2.4 billion bank holding company and through its subsidiary banks, Trustco Bank, National Association, and Trustco Savings Bank, operates 54 bank offices in Albany, Columbia, Greene, Montgomery, Rensselaer, Saratoga, Schenectady, Schoharie, Warren, and Washington counties. In addition, Trustco Bank, National Association operates a full service Trust Department with $1.34 billion of assets under management.

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